UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 9, 2003

Date of Report

LENNAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11749 (Commission File Number)	95-4337490 (IRS Employer Identification Number)

700 Northwest 107th Avenue, Miami, Florida (Address of Principal Executive Offices)	33172 (Zip Code)

(305) 559-4000 (Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

On April 21, 2003, Lennar Corporation (the “Company”) distributed to the holders of record of its Class A and Class B Common Stock at the close of business on April 9, 2003, one share of Class B Common Stock for each ten shares of Class A or Class B Common Stock already held. In accordance with Statement of Financial Accounting Standards No. 128, Earnings per Share, basic and diluted per share amounts and average shares outstanding were adjusted to reflect the effect of this one for ten stock distribution. The adjusted amounts could not be determined until the adjustment to the conversion ratios of the Company’s convertible securities was known. The Company determined that the conversion ratios of the convertible securities were increased by a factor of 1.1102.

The following schedule reflects the average shares outstanding and basic and diluted earnings per share amounts for the quarters and full years from fiscal 1998 through the first quarter of 2003, as originally reported in the Company’s filings with the Securities and Exchange Commission and as adjusted for the Company’s April 2003 stock distribution:

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(In thousands, except earnings per share)

	Quarter Ended February 28,
	2003	2003
	Reported	Adjusted
Average shares outstanding:
Basic	70,633	70,633
Diluted	78,813	78,876

Earnings per share:
Basic	$1.51	$1.51
Diluted	$1.37	$1.37

	Quarter Ended February 28,		Quarter Ended May 31,		Quarter Ended August 31,		Quarter Ended November 30,		Year Ended November 30,
	2002	2002	2002	2002	2002	2002	2002	2002	2002	2002
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Average shares outstanding:
Basic	63,303	69,633	63,724	70,096	63,992	70,391	64,124	70,536	63,786	70,165
Diluted	71,090	78,261	71,441	78,647	71,544	78,761	71,629	78,854	71,426	78,632

Earnings per share:
Basic	$1.14	$1.03	$1.66	$1.51	$2.22	$2.02	$3.51	$3.19	$8.55	$7.77
Diluted	$1.03	$0.94	$1.51	$1.37	$2.01	$1.83	$3.16	$2.87	$7.72	$7.01

	Quarter Ended February 28,		Quarter Ended May 31,		Quarter Ended August 31,		Quarter Ended November 30,		Year Ended November 30,
	2001	2001	2001	2001	2001	2001	2001	2001	2001	2001
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Average shares outstanding:
Basic	62,097	68,307	62,699	68,969	63,025	69,328	63,127	69,440	62,737	69,011
Diluted	70,141	77,218	70,580	77,701	70,825	77,971	70,770	77,910	70,579	77,700

Earnings per share:
Basic	$0.83	$0.75	$1.55	$1.41	$1.69	$1.54	$2.58	$2.35	$6.66	$6.05
Diluted	$0.75	$0.68	$1.40	$1.27	$1.53	$1.39	$2.32	$2.11	$6.01	$5.46

	Quarter Ended February 29,		Quarter Ended May 31,		Quarter Ended August 31,		Quarter Ended November 30,		Year Ended November 30,
	2000	2000	2000	2000	2000	2000	2000	2000	2000	2000
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Average shares outstanding:
Basic	53,160	58,476	52,779	58,057	61,650	67,815	61,773	67,950	57,341	63,075
Diluted	59,676	65,706	59,426	65,431	69,145	76,122	69,748	76,785	64,499	71,011

Earnings per share:
Basic	$0.42	$0.38	$0.69	$0.63	$0.99	$0.90	$1.77	$1.61	$4.00	$3.63
Diluted	$0.40	$0.36	$0.64	$0.58	$0.90	$0.82	$1.59	$1.44	$3.64	$3.31

	Quarter Ended February 28,		Quarter Ended May 31,		Quarter Ended August 31,		Quarter Ended November 30,		Year Ended November 30,
	1999	1999	1999	1999	1999	1999	1999	1999	1999	1999
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Average shares outstanding:
Basic	58,216	64,038	58,281	64,109	58,324	64,156	58,163	63,979	58,246	64,071
Diluted	65,200	71,783	65,158	71,736	65,097	71,669	64,686	71,217	65,035	71,601

Earnings per share:
Basic	$0.48	$0.44	$0.68	$0.62	$0.78	$0.71	$1.03	$0.93	$2.97	$2.70
Diluted	$0.45	$0.41	$0.63	$0.57	$0.72	$0.65	$0.95	$0.86	$2.74	$2.49

	Quarter Ended February 28,		Quarter Ended May 31,		Quarter Ended August 31,		Quarter Ended November 30,		Year Ended November 30,
	1998	1998	1998	1998	1998	1998	1998	1998	1998	1998
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Average shares outstanding:
Basic	53,248	58,573	53,806	59,187	57,447	63,192	58,138	63,952	55,660	61,226
Diluted	54,157	59,573	54,941	60,435	60,477	66,545	64,921	71,476	58,624	64,507

Earnings per share:
Basic	$0.30	$0.28	$0.48	$0.43	$0.61	$0.55	$1.16	$1.05	$2.59	$2.35
Diluted	$0.30	$0.27	$0.47	$0.42	$0.59	$0.53	$1.06	$0.96	$2.49	$2.26

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2003

LENNAR CORPORATION (Registrant)

By:	/s/ BRUCE E. GROSS
Name:	Bruce E. Gross
Title:	Vice President and Chief Financial Officer

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